UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017 (June 19, 2017)

Constellation Alpha Capital Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38118	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Emerald View, Suite 400, 2054 Vista Parkway

West Palm Beach, FL 33411
(Address of principal executive offices, including Zip Code)

(561) 404-9034

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.  Unregistered Sales of Equity Securities.

On June 23, 2017, simultaneously with the consummation of the initial public offering (“IPO”) of Constellation Alpha Capital Corp. (the “Company”), the Company consummated a private placement (“Private Placement”) of an aggregate of 561,250 units (the “Private Units”) at a price of $10.00 per Private Unit to Centripetal, LLC (the “Sponsor”) and Cowen Investments LLC (“Cowen Investments”), among which 425,000 Private Units were purchased by the Sponsor and 136,250 Private Units were purchased by Cowen Investments. The Private Placement generated total proceeds of $5,612,500.  Each Private Unit consists of one ordinary share, no par value per share (the “Private Shares”), one right to receive one-tenth of one ordinary share, no par value per share (“Ordinary Share”), upon consummation of an initial business combination by the Company (a “Business Combination”) and one warrant (“Private Warrant”) to purchase one-half of one Ordinary Share at an exercise price of $11.50 per full share.

The Private Units are identical to the Units sold in the IPO except the Private Warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. However, the holders have agreed (A) to vote their Private Shares and any Public Shares (defined below) in favor of any proposed Business Combination, (B) not to propose an amendment to the Company’s Amended and Restated Memorandum and Articles of Association with respect to the Company’s pre-Business Combination activities prior to the consummation of such a Business Combination, (C) not to redeem any Private Shares into the right to receive cash from the Trust Account (defined below) in connection with a shareholder vote to approve the Company’s proposed initial Business Combination or a vote to amend the provisions of the Company’s Amended and Restated Memorandum and Articles of Association relating to shareholders’ rights or pre-Business Combination activity and (D) that the Private Shares shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated. Additionally, the holders have agreed not to transfer, assign or sell any of the Private Units or underlying securities (subject to certain exceptions) until after the completion of the Business Combination. In addition, for as long as the Private Warrants are held by Cowen Investments or its designees or affiliates, such Private Warrants may not be exercised after five years from the effective date of the Registration Statement (defined below). If the Private Warrants are held by holders other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by holders on the same basis as the Public Warrants (defined below).

Item 5.03.  Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2017, the Company filed its Amended and Restated Memorandum of Association in the British Virgin Islands. The Amended and Restated Memorandum of Association was filed to effectuate the IPO and the terms of the foregoing are set forth in the registration statement (File No. 333-218093) (the “Registration Statement”) and are incorporated herein by reference.

Item 8.01.  Other Events.

On June 19, 2017, the Registration Statement for the IPO was declared effective by the U.S. Securities and Exchange Commission.  In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated June 19, 2017, between the Company and Cowen and Company, LLC, as representative of the underwriters;

●	A Warrant Agreement, dated June 19, 2017, between the Company and Continental Stock Transfer & Trust Company;

●	A Rights Agreement, dated June 19, 2017, between the Company and Continental Stock Transfer & Trust Company;

●	An Investment Management Trust Agreement, dated June 19, 2017, between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated June 19, 2017, between the Company and securityholders;

●	A Letter Agreement, dated June 19, 2017, among the Company and each of the Sponsor, directors and officers of the Company; and

●	A Letter Agreement, dated June 19, 2017, between the Company and the Sponsor regarding administrative support.

On June 23, 2017, the Company consummated its IPO of 14,375,000 units (“Units”), including 1,875,000 Units as a result of the underwriters’ exercise of their over-allotment exercise in full. Each Unit consists of one Ordinary Share (“Public Shares”), one right to receive one-tenth of one Ordinary Share upon consummation of a Business Combination and one warrant (“Public Warrant”) to purchase one-half of one Ordinary Share at an exercise price of $11.50 per full share.  The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $143,750,000.

A total of $145,187,500 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public shareholders at JP Morgan Chase Bank, N.A. (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account will be released until the earlier of (1) the completion of a Business Combination, (2) the redemption of 100% of the outstanding Public Shares if the Company is unable to consummate a Business Combination within 18 months from the closing of the IPO (or 21 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for a Business Combination within 18 months from the closing of the IPO but has not completed the Business Combination within such 18-month period)  and (3) the redemption of any Public Shares properly tendered in connection with a shareholder vote to amend the Company’s Amended And Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company does not complete a Business Combination within the required time period or (B) with respect to any other provision relating to shareholders’ rights or pre-Business Combination activity.

Copies of the press releases issued by the Company announcing the pricing of the IPO and consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 19, 2017, between the Company and Cowen and Company, LLC, as representative of the underwriters

3.1	Amended and Restated Memorandum of Association

4.1	Warrant Agreement, dated June 19, 2017, between the Company and Continental Stock Transfer & Trust Company

4.3	Rights Agreement, dated June 19, 2017, between the Company and Continental Stock Transfer & Trust Company

10.1	Investment Management Trust Agreement, dated June 19, 2017, between the Company and Continental Stock Transfer & Trust Company

10.2	Registration Rights Agreement, dated June 19, 2017, between the Company and securityholders

10.3	Letter Agreement, dated June 19, 2017, among the Company and each of the sponsor, directors and officers of the Company

10.4	Letter Agreement between the Company and Centripetal, LLC, the Company’s sponsor, regarding administrative support

99.1	Press Release, dated June 19, 2017, Announcing the Pricing of the IPO

99.2	Press Release, dated June 23, 2017, Announcing the Closing of the IPO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2017

Constellation Alpha Capital Corp.

By:	/s/ Rajiv Shukla
Rajiv Shukla
Chief Executive Officer and Chairman